Exhibit 99.1

WhiteFiber Announces Proposed Private Placement of $200.0 Million of Convertible Senior Notes

NEW YORK, Jan. 21, 2026 /PRNewswire/ -- WhiteFiber, Inc. (Nasdaq: WYFI) (“WhiteFiber” or the “Company”), a provider of artificial intelligence (“AI”) infrastructure and high-performance computing (“HPC”) solutions, today announced that it intends to offer, subject to market conditions and other factors, $200.0 million principal amount of Convertible Senior Notes due 2031 (the “notes”) in a private placement (the “offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Company also intends to grant the initial purchasers of the notes an option to purchase, for settlement within a 13-day period beginning on, and including, the date on which the notes are first issued, up to an additional $30.0 million principal amount of the notes.

The notes will be general, senior unsecured obligations of the Company and will accrue interest payable semiannually in arrears. Upon conversion, the Company will pay or deliver, as the case may be, cash, ordinary shares, par value $0.01 per share, of the Company (the “ordinary shares”) or a combination of cash and ordinary shares, at its election. The interest rate, initial conversion rate, repurchase or redemption rights and certain other terms of the notes will be determined at the time of pricing of the offering.

Use of Proceeds

The Company intends to use a portion of the net proceeds from the offering to pay the cost of the zero-strike call option transaction, as described below. The Company intends to use the remaining net proceeds from the offering primarily for data center expansion, including to partially fund the lease or purchase of additional property or properties on which to build additional WhiteFiber data centers, to construct those facilities, to enter into additional energy service agreements for each additional site, to purchase related equipment, and for potential acquisitions, partnerships and joint ventures related thereto, and for working capital and general corporate purposes. If the initial purchasers exercise their option to purchase additional notes, the Company expects to use the net proceeds from the sale of the additional notes primarily for data center expansion, including to partially fund the lease or purchase of additional property or properties on which to build additional WhiteFiber data centers, to construct those facilities, to enter into additional energy service agreements for each additional site, to purchase related equipment, and for potential acquisitions, partnerships and joint ventures related thereto, as well as working capital and other general corporate purposes as described above. The Company will require additional project financing (e.g., construction loans) in order to fully accomplish the specified initiatives identified in these uses of proceeds. The Company also may elect to raise additional capital opportunistically.

Zero-Strike Call Option Transaction

In connection with the pricing of the notes, the Company intends to enter into a privately negotiated zero-strike call option transaction with one of the initial purchasers or its affiliate (the “option counterparty”) with an expiration date that is scheduled to occur shortly after the maturity date of the notes. Pursuant to the zero-strike call option transaction, the Company would pay a premium for the right to have the option counterparty deliver to the Company, without further payment, a specified number of ordinary shares (subject to customary adjustment), with the delivery thereof by the option counterparty at expiry, subject to early settlement of the zero-strike call option transaction in whole or in part at the option counterparty’s discretion. In the case of settlement at expiration or upon any early settlement, the option counterparty would deliver to the Company the number of ordinary shares underlying the zero-strike call option transaction or the portion thereof being settled early. The zero-strike call option transaction is intended to facilitate privately negotiated derivative transactions with respect to the ordinary shares between the option counterparty (or its affiliate) and certain investors in the notes by which those investors will be able to hedge their investment in the notes. Those activities, which are expected to occur concurrently with or shortly after the pricing of the offering, could increase (or reduce the size of any decrease in) the market price of the ordinary shares and/or the notes at that time.

The option counterparty (or its affiliate) may modify its hedge positions by entering into or unwinding derivative transactions with respect to the ordinary shares and/or purchasing or selling ordinary shares or other securities of the Company in secondary market transactions at any time following the pricing of the notes and shortly before or after the expiry or early settlement of the zero-strike call option transaction, and, the Company has been advised that the option counterparty may unwind its derivative transactions and/or purchase or sell the ordinary shares in connection with the expiry of the zero-strike call option transaction or any early settlement of the zero-strike call option transaction at the option counterparty’s discretion, including any early settlement relating to any conversion, repurchase or redemption of the notes. Those activities could also increase (or reduce the size of any decrease in) or decrease (or reduce the size of any increase in) the market price of the ordinary shares and/or the notes.

If the zero-strike call option transaction fails to become effective, whether or not the offering is completed, the option counterparty may unwind its hedge positions with respect to the ordinary shares, which could adversely affect the market price of the ordinary shares and, if the notes have been issued, the market price of the notes.

The notes and any ordinary shares issuable upon conversion of the notes have not been and will not be registered under the Securities Act, any state securities laws or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any of these securities nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

About WhiteFiber, Inc.

WhiteFiber is a provider of AI infrastructure solutions. WhiteFiber owns HPC data centers and provides cloud services to customers. Our vertically integrated model combines specialized colocation, hosting, and cloud services engineered to maximize performance, efficiency, and margin for generative AI workloads.

Forward-Looking Statements

Statements in this press release about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The words “anticipate,” “look forward to,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Such forward-looking statements include, among others, statements relating to WhiteFiber’s expectations regarding the proposed terms and the completion, timing and size of the proposed offering and the zero-strike call option transaction, the expected use of proceeds from the sale of the notes and potential impact of the foregoing or related transactions on the market price of the ordinary shares or the trading price of the notes. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks and uncertainties associated with market conditions, whether WhiteFiber will offer the notes, enter into the zero-strike call option transaction or be able to consummate the proposed offering, the zero-strike call option transaction at the anticipated size or on the anticipated terms, or at all, and the satisfaction of closing conditions related to the proposed offering. By their nature, forward-looking statements are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Investing in our securities involves a high degree of risk. You are cautioned not to place undue reliance on these forward-looking statements as there are important factors that could cause actual results to differ materially from those in forward-looking statements, many of which are beyond WhiteFiber’s control. Any forward-looking statements contained in this press release speak only as of the date hereof. WhiteFiber specifically disclaims any obligation to update any forward-looking statement, whether due to new information, future events, or otherwise. Readers should not rely upon the information on this page as current or accurate after its publication date.

Contacts for WhiteFiber
Investor Contact: IR@whitefiber.com
Media Contact: joanne@jam-comms.com